UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) July 31, 2007 (July 25, 2007)


                           East Delta Resources Corp.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-32477                98-0212726
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


 447 St. Francis-Xavier Street, Suite 600, Montreal, Quebec, Canada    H2Y 2T1
              (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (514) 845-6448


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.



Mr. David Bikerman has resigned as a member of the Board of Directors and from the office of President of the Registrant, effective July 25, 2007. Mr. Bikerman plans to remain as a mine engineering consultant for the Company.

Mr. Victor I,H. Sun, the registrant's CEO, was appointed as interim President on July 25, 2007.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 31, 2007


                                               EAST DELTA RESOURCES CORP.



                                               By: /s/ Victor I.H. Sun
                                                  ---------------------
                                                    Victor I.H. Sun
                                                    CEO